UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 16, 2005

Oshkosh Truck Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

(920) 235-9151
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Oshkosh Truck Corporation (the “Company”) filed with the Wisconsin Department of Financial Institutions an amendment to the Company’s Restated Articles of Incorporation to change each share of Common Stock, $.01 par value, of the Company (the “Common Stock”) outstanding or held in treasury into two shares of Common Stock to effect a two-for-one split of the Company’s Common Stock. The amendment increased the Company’s authorized shares of Common Stock from 150,000,000 to 300,000,000 effective at the close of business on August 16, 2005 (the “Record Date”).

        In connection with the two-for-one stock split, at the Record Date, each share of Common Stock outstanding or held in treasury immediately prior to the Record Date was changed into two shares of Common Stock. Stock certificates evidencing shares of Common Stock outstanding or held in treasury on the Record Date will continue to evidence the same number of shares that such certificates evidenced prior to the Record Date, and the additional shares will be evidenced by new certificates distributed on August 26, 2005 to persons who were at the Record Date the holders of Common Stock. After the two-for-one split of the Common Stock, each share of Common Stock will trade and be issued with one-sixth of a Preferred Share Purchase Right.

        The amendment to the Company’s Restated Articles of Incorporation and the Company’s Restated Articles of Incorporation, as amended, are filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 8.01.     Other Events.

        The Company is undertaking to meet the requirements of Rule 416(b) under the Securities Act of 1933, as amended, regarding its Registration Statement No. 333-101596 (the “Registration Statement”) relating to the Oshkosh Truck Corporation Employee Stock Purchase Plan (the “Plan”). Under Rule 416(b), if additional securities are issued as a result of a stock split prior to the completion of the distribution of the securities covered by a registration statement, then the additional securities are covered by the registration statement, provided that the registration statement is amended. As discussed, the Company will effect a two-for-one stock split of its Common Stock payable August 26, 2005.

        The Registration Statement registered 50,000 shares of Common Stock and 33,333 Preferred Share Purchase Rights attached to the Common Stock to be sold pursuant to the Plan, and, pursuant to Rule 416(b) and by virtue of a Form 8-K filed by the Company on October 3, 2003, the Registration Statement was deemed to cover the additional shares of Common Stock and Preferred Share Purchase Rights that were issuable as a result of the two-for-one stock split of the Common Stock that was payable on August 13, 2003 to shareholders of record on August 6, 2003.

        Pursuant to Rule 416(b), by virtue of this filing, the Registration Statement, as previously amended as discussed above, is deemed to cover the additional shares of Common Stock and Preferred Share Purchase Rights that are issuable as a result of the two-for-one stock split payable August 26, 2005.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to Oshkosh Truck Corporation Restated Articles of Incorporation, effective August 16, 2005.

(3.2)	Oshkosh Truck Corporation Restated Articles of Incorporation, as amended, effective August 16, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH TRUCK CORPORATION
Date: August 17, 2005	By: /s/ Bryan J. Blankfield
Bryan J. Blankfield
Executive Vice President, General Counsel and
Secretary

OSHKOSH TRUCK CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated August 16, 2005

Exhibit
Number

(3.1)	Amendment to Oshkosh Truck Corporation Restated Articles of Incorporation, effective August 16, 2005.

(3.2)	Oshkosh Truck Corporation Restated Articles of Incorporation, as amended, effective August 16, 2005.